Exhibit 33.1

      Certification Regarding Compliance with Applicable Servicing Criteria

1. Saxon Mortgage, Inc. ("Saxon"), as Master Servicer, is responsible for assessing its compliance with the applicable servicing criteria, for the year ended December 31, 2006, under paragraph (d) of Item 1122 of Regulation AB. Such assessment is set forth herein in connection with asset-backed securities transactions subject to Regulation AB listed on the attached Exhibit C ("the Transactions") involving residential mortgage loans.

2. Except as set forth in paragraph 3 below, Saxon used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

3. The criteria described as such on Exhibit A hereto are inapplicable to Saxon based on the activities it performs with respect to asset-backed securities transactions involving residential mortgage loans;

4. Saxon has complied, in all material respects, with the applicable servicing criteria as of and for the period ended December 31, 2006, except as noted on the attached Exhibit B; and

5. A registered public accounting firm has issued an attestation report on Saxon's assessment of compliance with the applicable servicing criteria as of and for the period ended December 31, 2006.

                            [SIGNATURE PAGE FOLLOWS]

March 15, 2007

                                              Saxon Mortgage, Inc.


                                              /s/ Ernest G. Bretana
                                              ----------------------------------
                                              Ernest G. Bretana
                                              Executive Vice President

                             EXHIBIT A

                                                                                                                  INAPPLICABLE
                                                                                     APPLICABLE                     SERVICING
                                SERVICING CRITERIA                               SERVICING CRITERIA                 CRITERIA
------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Performed by
                                                                                   Performed by   vendor(s) for
                                                                      Performed   Vendor(s) for    which Saxon
                                                                       Directly    which Saxon      Mortgage,
                                                                          by        Mortgage,      Inc. is NOT
                                                                        Saxon      Inc. is the         the
                                                                      Mortgage,     Responsible    Responsible
   Reference                             Criteria                        Inc.         Party          Party(2)
------------------------------------------------------------------------------------------------------------------------------
                            General Servicing Considerations
------------------------------------------------------------------------------------------------------------------------------
 1122(d)(1)(i)     Policies and procedures are instituted to             X 1
                   monitor any performance or other triggers
                   and events of default in accordance with
                   the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------
 1122(d)(1)(ii)    If any material servicing activities are                                                             X
                   outsourced to third parties, policies and
                   procedures are instituted to monitor the third
                   party's performance and compliance with such
                   servicing activities.
------------------------------------------------------------------------------------------------------------------------------
 1122(d)(1)(iii)   Any requirements in the transaction                                                                  X
                   agreements to maintain a back-up
                   servicer for the pool assets are
                   maintained.
------------------------------------------------------------------------------------------------------------------------------
 1122(d)(1)(iv)    A fidelity bond and errors and omissions policy                                                      X
                   is in effect on the party participating in the
                   servicing function throughout the reporting
                   period in the amount of coverage required by
                   and otherwise in accordance with the terms of
                   the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------
                           Cash Collection and Administration
------------------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(i)     Payments on pool assets are deposited into the                                                       X
                   appropriate custodial bank accounts and related
                   bank clearing accounts no more than two
                   business days of receipt, or such other number
                   of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(ii)    Disbursements made via wire transfer on                                                              X
                   behalf of an obligor or to an investor are
                   made only by authorized personnel.
------------------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(iii)   Advances of funds or guarantees regarding           X 1& 2
                   collections, cash flows or distributions, and
                   any interest or other fees charged for such
                   advances, are made, reviewed and approved as
                   specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(iv)    The related accounts for the transaction, such      X 1 & 3
                   as cash reserve accounts or accounts
                   established as a form of over
                   collateralization, are separately maintained
                   (e.g., with respect to commingling of cash) as
                   set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  INAPPLICABLE
                                                                                     APPLICABLE                     SERVICING
                         SERVICING CRITERIA                                      SERVICING CRITERIA                 CRITERIA
------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Performed by
                                                                                   Performed by   vendor(s) for
                                                                      Performed   Vendor(s) for    which Saxon
                                                                       Directly    which Saxon      Mortgage,
                                                                         by         Mortgage,      Inc. is NOT
                                                                        Saxon      Inc. is the         the
                                                                      Mortgage,     Responsible    Responsible
   Reference                             Criteria                        Inc.         Party          Party(2)
------------------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(v)     Each custodial account is maintained at a           X 1 & 3
                   federally insured depository institution as set
                   forth in the transaction agreements. For
                   purposes of this criterion, "federally insured
                   depository institution" with respect to a
                   foreign financial institution means a foreign
                   financial institution that meets the
                   requirements of Sec. 240.13k-1(b)(1) of this
                   chapter.
------------------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(vi)    Unissued checks are safeguarded so as to                                                             X
                   prevent unauthorized access.
------------------------------------------------------------------------------------------------------------------------------
 1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis
                   for all asset-backed securities related bank
                   accounts, including custodial accounts and
                   related bank clearing accounts. These
                   reconciliations:
                   -----------------------------------------------------------------------------------------------------------
                   (A) Are mathematically accurate;                    X 1 & 3
                   -----------------------------------------------------------------------------------------------------------
                   (B) Are prepared within 30 calendar days            X 1 & 3
                   after the bank statement cutoff date, or such
                   other number of days specified in the
                   transaction agreements;
                   -----------------------------------------------------------------------------------------------------------
                   (C) Are reviewed and approved by someone other      X 1 & 3
                   than the person who prepared the
                   reconciliation; and
                   -----------------------------------------------------------------------------------------------------------
                   (D) Contain explanations for reconciling            X 1 & 3
                   items. These reconciling items are resolved
                   within 90 calendar days of their original
                   identification, or such other number of days
                   specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------
                           Investor Remittances and Reporting
------------------------------------------------------------------------------------------------------------------------------
 1122(d)(3)(i)     Reports to investors, including those to be
                   filed with the Commission, are maintained
                   in accordance with the transaction agreements
                   and applicable Commission requirements.
                   Specifically, such reports:
                   -----------------------------------------------------------------------------------------------------------
                   (A) Are prepared in accordance with timeframes      X 1 & 4
                   and other terms set forth in the transaction
                   agreements;
                   -----------------------------------------------------------------------------------------------------------
                   (B) Provide information calculated in             X 1, 4 & 5
                   accordance with the terms specified in the
                   transaction agreements;
                   -----------------------------------------------------------------------------------------------------------
                   (C) Are filed with the Commission as required                                                       [X]
                   by its rules and regulations; and
                   -----------------------------------------------------------------------------------------------------------
                   (D) Agree with investors' or the trustee's          X 1 & 4
                   records as to the total unpaid principal
                   balance and number of pool assets serviced by
                   the servicer.
------------------------------------------------------------------------------------------------------------------------------
 1122(d)(3)(ii)    Amounts due to investors are allocated and          X1 & 4
                   remitted in accordance with timeframes,
                   distribution priority and other terms set forth
                   in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------
 1122(d)(3)(iii)   Disbursements made to an investor are posted        X 1 & 4
                   within two business days to the servicer's
                   investor records, or such other number of days
                   specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   INAPPLICABLE
                                                                                      APPLICABLE                     SERVICING
                                SERVICING CRITERIA                               SERVICING CRITERIA                  CRITERIA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Performed by
                                                                                   Performed by   vendor(s) for
                                                                      Performed   Vendor(s) for    which Saxon
                                                                       Directly    which Saxon      Mortgage,
                                                                          by        Mortgage,      Inc. is NOT
                                                                        Saxon      Inc. is the         the
                                                                      Mortgage,    Responsible     Responsible
   Reference                             Criteria                        Inc.         Party          Party(2)
-------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)     Amounts remitted to investors per the investor      X 1 & 4
                   reports agree with cancelled checks, or other
                   form of payment, or custodial bank statements.
-------------------------------------------------------------------------------------------------------------------------------
                                Pool Asset Administration
-------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)      Collateral or security on pool assets is            X 1 & 6
                   maintained as required by the transaction
                   agreements or related pool asset documents.
-------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)     Pool assets and related documents are safeguarded                                                     X
                   as required by the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)    Any additions, removals or substitutions to the     X 1 & 7
                   asset pool are made, reviewed and approved
                   in accordance with any conditions or requirements
                   in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)     Payments on pool assets, including any payoffs,                                                       X
                   made in accordance with the related pool asset
                   documents are posted to the applicable servicer's
                   obligor records maintained no more than two
                   business days after receipt, or such other number
                   of days specified in the transaction agreements,
                   and allocated to principal, interest or other
                   items (e.g., escrow) in accordance with the
                   related pool asset documents.
-------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)      The servicer's records regarding the pool assets                                                      X
                   agree with the servicer's records with respect
                   to an obligor's unpaid principal balance.
-------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)     Changes with respect to the terms or status of                                                        X
                   an obligor's pool asset (e.g., loan
                   modifications or re-agings) are made, reviewed
                   and approved by authorized personnel in
                   accordance with the transaction agreements and
                   related pool asset documents.
-------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,          X 1 & 8
                   forbearance plans, modifications and deeds in
                   lieu of foreclosure, foreclosures and
                   repossessions, as applicable) are initiated,
                   conducted and concluded in accordance with the
                   timeframes or otherrequirements established by
                   the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)   Records documenting collection efforts are                                                            X
                   maintained during the period a pool asset is
                   delinquent in accordance with the transaction t
                   agreements. Such records are maintained on a
                   least a monthly basis, or such other period
                   specified in the transaction agreements, and
                   describe the entity's activities in monitoring
                   delinquent pool assets including, for example,
                   phone calls, letters and payment rescheduling
                   plans in cases where delinquency is deemed
                   temporary (e.g., illness or unemployment).
-------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)     Adjustments to interest rates or rates of return                                                      X
                   for pool assets with variable rates are computed
                   based on the related pool asset documents.
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   INAPPLICABLE
                                                                                      APPLICABLE                     SERVICING
                                SERVICING CRITERIA                               SERVICING CRITERIA                  CRITERIA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Performed by
                                                                                   Performed by    vendor(s) for
                                                                      Performed   Vendor(s) for    which Saxon
                                                                       Directly    which Saxon       Mortgage,
                                                                          by        Mortgage,       Inc. is NOT
                                                                        Saxon      Inc. is the          the
                                                                      Mortgage,    Responsible      Responsible
   Reference                             Criteria                        Inc.         Party           Party(2)
-------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in trust for an obligor
                   (such as escrow accounts):
-------------------------------------------------------------------------------------------------------------------------------
                   (A) Such funds are analyzed, in accordance with                                                      X
                   the obligor's pool asset documents, on at least
                   an annual basis, or such other period specified
                   in the transaction agreements;
-------------------------------------------------------------------------------------------------------------------------------
                   (B) Interest on such funds is paid, or credited,                                                     X
                   to obligors in accordance with applicable pool
                   asset documents and state laws; and
-------------------------------------------------------------------------------------------------------------------------------
                   (C) Such funds are returned to the obligor                                                           X
                   within 30 calendar days of full repayment of the
                   related pool asset, or such other number of days
                   specified in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)     Payments made on behalf of an obligor (such as                                                       X
                   tax or insurance payments) are made on or before
                   the related penalty or expiration dates, as
                   indicated on the appropriate bills or notices
                   for such payments, provided that such support
                   has been received by the servicer at least 30
                   calendar days prior to these dates, or such
                   other number ofdays specified in the transaction
                   agreements.
-------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)    Any late payment penalties in connection with                                                        X
                   any payment to be made on behalf of an obligor
                   are paid from the servicer's funds and not
                   charged to the obligor, unless the late payment
                   was due to the obligor's error or omission.
-------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are                                                       X
                   posted within two business days to the obligor's
                   records maintained by the servicer, or such
                   other number of days specified in the
                   transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible        X 1 & 8
                   accounts are recognized and recorded in
                   accordance with the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)     Any external enhancement or other support,                                                           X
                   identified in Item 1114(a)(1) through (3) or
                   Item 1115 of this Regulation AB, is maintained
                   as set forth in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------

                    Footnotes to Exhibit A Servicing Criteria

1 As it applies to the "Master Servicer" and its responsibilities as defined in the transaction agreements.

2 As it applies to the Master Servicer only to the extent the applicable servicer has failed to make required advances.

3 As it applies to Master Servicer Custodial Account specified in the transaction agreements.

4 As it applies to reports and remittances prepared and sent by the Master Servicer pursuant to the transaction agreements.

5 As it applies to the Master Servicer's oversight of the Calculation Agent pursuant to the transaction agreements.

6 As it applies to the any obligation of the Master Servicer to cause the Servicer to take action regarding MERS Mortgage Loans pursuant to the transaction agreements.

7 As it applies to the Master Servicers obligations regarding additions, deletions or substitutions to the asset pool in the event of a subsequent transfer pursuant to the transaction agreements.

8 As it applies to the Master Servicer's obligations to review and accept the analysis of the Servicer with regard to Non-Recoverable Mortgage Loans and determination by the Master Servicer whether immediate sale of any REO or Non-Recoverable Mortgage Loan is in the best interest of the certificateholders to maximize recovery, pursuant to the transaction agreements.

                                    EXHIBIT B

1. The Master Servicer Custodial Accounts that were required under Criteria 1122(d)(2)(iv) were not established as required by the transaction agreements.

2. The Master Servicer has established the Custodial Account and has notified Servicing regarding the establishment of the Custodial Account. Funds for the specific trust were deposited from the Servicer's Custodial Account directly to the Payment Distribution Account which is the Custodial Account on behalf of the Trust. At no time were funds commingled.

                                    EXHIBIT C

Saxon Asset Securities Trust 2006-2